Exhibit 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF TEHE SARBANES-OXLEY ACT OF 2002


I, Robert Spivak, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Grill Concepts, Inc. on Form 10-Q for the quarterly period ended March 27, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Grill Concepts, Inc.


                                   By:   /s/ Robert Spivak
                                         ------------------------------
                                   Name: Robert Spivak
                                   Title: Chief Executive Officer
                                   May 27, 2005